Exhibit 10.95

FULLY EXECUTED
ORIGINAL

AMENDMENT
to the

PARTICIPATING PROVIDER SERVICES AGREEMENT
between
HEALTH NET INC., AFFILIATES
and
Professional Care Medical Group IPA

The Provider Services Agreement dated March 1, 1999 and all subsequent Amendments between Professional Care Medical Group IPA (“PPG”) and Health Net Inc. Affiliates (“HNI”), formerly known as Foundation Health Systems Affiliates (“FHS”) is hereby amended effective October 1, 2002.

HNI and PPG shall hereby agree to amend the Agreement as follows:

1                  All references to Foundation Health Systems, Affiliates (“FHS”) are hereby changed to read. Health Net. Inc., Affiliates (“HNI”).

2                  Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

This Agreement shall be in effect for an initial period of twenty-four (24) months from October 1, 2002 through September 30, 2004 and shall be continued for consecutive annual periods each year thereafter, unless terminated as provided herein.  The term of this Agreement shall remain the same for all Benefit Programs covered hereunder

3                  Effective October 1, 2002, Addendum B, Section B. 1. STANDARD HMO, subsection 1.1, Capitation Rates, will be amended as follows

Effective Date	Standard HMO Capitation
October 1, 2002 - September 30, 2003	$ *** PMPM
October 1, 2003	$ *** PMPM

4                  Effective October 1, 2002, Addendum B, Section B.3. STANDARD HMO, subsection 3.1, Shared Risk Budget will be amended as follows

Effective Date	Standard HMO Shared Risk Budget
October 1, 2002 - September 30, 2003	$ *** PMPM
October 1, 2003	$ *** PMPM

5                  Effective October 1, 2002, Addendum B, Section B, subsection 4.4. AIDS Transplant and Transfer Reinsurance Premium, shall be deleted in its entirety and replaced with the following:

4.4                               AIDS and Transfer Reinsurance Premium.  The Reinsurance Program rates, as set forth below shall be deducted from PPG's Capitation.

•	AIDS Reinsurance	$ *** PMPM Effective October 1, 2002 - December 31, 2003
•	Transfer Reinsurance	$ *** PMPM Effective October 1, 2002 - December 31, 2003

6                                          Effective October 1, 2002, Addendum B, Section C.1.  SMALL GROUP HMO, subsection 1.1. Capitation Rates will be amended as follows

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

Effective Date	Small Group HMO Capitation
October 1, 2002 - September 30, 2003	$ *** PMPM
October 1, 2003	$ *** PMPM

7.               Effective October 1, 2002, Addendum B, Section C. SMALL GROUP HMO, subsection 3, Shared Risk Budget, will be amended as follows

Effective Date	Small Group HMO Shared Risk Budget
October 1, 2002 - September 30, 2003	$ *** PMPM
October 1, 2003	$ *** PMPM

8                  Effective October 1, 2002, Addendum B, Section C, Subsection 4. AIDS Transplant and Transfer Reinsurance Premium, shall be deleted in its entirety and replaced with the following:

4.                                      AIDS and Transfer Reinsurance Premium. The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance	$ *** PMPM Effective October 1, 2002 - December 31, 2003
•	Transfer Reinsurance	$ *** PMPM Effective October 1, 2002 - December 31, 2003

9                  Effective October 1, 2002, Addendum B, Section G. COMMERCIAL POS, subsection 4, Professional Capitation Rate, shall be deleted in its entirety and replaced with the following:

4.              Professional Capitation Rate. PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a forty percent (40%) withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget

10.         Effective October 1, 2002, Addendum B, Section G. COMMERCIAL POS, Subsection 6.1, POS Shared Risk Budgets, shall be deleted in its entirety and replaced with the following:

6.1                               POS Shared Risk Budgets. The budgets shall be determined for each Commercial POS population.  Standard POS and Small Group POS Members Each Budget shall cover In-Network.  Out-of-Network and Out-of-Area Shared Risk Services. Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by one hundred ten percent (100%).  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates

Effective Date	Standard HMO Shared Risk + 10%	Small Group HMO Shared Risk + 10%
October 1, 2002 - September 30, 2003	$ ***	$ ***
October 1, 2003	$ ***	$ ***

11            Effective October 1, 2002, Addendum B, Section G, Subsection 8. AIDS Transplant Reinsurance, shall be deleted in its entirety and replaced with the following:

8.              AIDS Reinsurance. As farther defined in Section B.4 of this Addendum, the AIDS Reinsurance rate shall be $0.56

PMPM which shall be deducted from PPG’s Capitation and $0.38 PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget. For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change

12.         Effective October 1, 2002, Addendum B, Section 1. Pharmacy Shared Risk Program, Subsection 1.  Pharmacy Budget, shall be amended as follows

Pharmacy Budget.  Each month HMO shall fund the Pharmacy Budget at $ 18.00 per eligible Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B.  The Pharmacy Budget shall be adjusted according to the aggregate PEMPM dollar change experienced by those participating physician groups comprising the top third of lowest PEMPM normalized pharmacy costs, based on current calendar year experience.  Such adjustment shall occur prior to calculating the final settlement for the Pharmacy Reconciliation, as set forth in this Addendum.  Any calculation of the normalized pharmacy costs shall be based upon actual claims.  The top third calculation shall be weighed by eligible Member month.

13            Effective October 1, 2002, Addendum B, Section 1. Pharmacy Shared Risk Program. Subsection 2. Pharmacy Reconciliation For Commercial HMG Members, shall be deleted and replaced with the following:

2.                                       Pharmacy Reconciliation For Commercial HMO Members. For each Reconciliation period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be ***. In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be *** not to exceed ***, MPM.

HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The timing of these settlements shall correspond to the interim and final settlements of other risk sharing programs.  Subject to Section 4.? of this Agreement, any Pharmacy Budget deficit shall be offset against any amounts payable by HMO or any amounts remaining in the Withhold Fund, or shall be offset against Capitation

14            Effective October 1, 2002, Addendum C, Section B. 2. Capitation: PPG Capitated Services.  Subsection 2.1 Compensation for PPG Capitated Services, shall be deleted and replaced with the following:

2.                                      Capitation: PPG Capitated Services.

2.1                               Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services as defined herein. HMO shall pay PPG Capitation at *** of CMS Premium as set forth below for each Medicate HMO Member eligible to receive such services from PPG during any particular month.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth.  If the fifteenth is a holiday or on a weekend or within two (2) days of CMS’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PPG. HMO shall adjust subsequent Capitation to offset such error

15            Effective October 1, 2002, Addendum C, Section B. 2.1 Compensation for Employer Group Retirees, shall be deleted in its entirety

16            Effective October 1, 2002, Addendum C, Section B. 3. Shared Risk Program, Subsection 3.1 Shared Risk Budget, shall be deleted and replaced with the following:

3                                         Shared Risk Program.

3.1                               Shared Risk Budget   As a contingency for any PPG liability under the Shared Risk Program.  HMO shall deduct five percent (5%) of PPG’s Capitation and place such amount in the Withhold Fund as described in this Agreement.  In the event the interim settlement results in a deficit, HMO may, at its sole discretion, withhold from PPG’s Capitation up to *** of PPG’s Capitation and may continue such withhold until the deficit amount is recovered.  Each month, HMO shall fund the Shared Risk Budget for each eligible Medicare HMO Member at *** of CMS Premium

17            Effective October 1, 2002, Addendum C, Section C.3. Capitation: PPG Capitated Services. Subsection 3.1 Capitation Rate shall be deleted and replaced with the following;

3.                                      Capitation: PPG Capitated Services.

3.1                               Capitation Rate.   PPG shall be compensated for rendering professional in-Network Services to Medicare POS Members at the percent of Monthly Revenue for Medicare HMO Members as set forth in this Addendum C, less a ten percent (10%) withhold (Professional Out-of-Network Withhold), for each Medicare POS Member eligible to receive such services from PPC during any particular month.

In the event PPG’s enrollment exceeds five hundred (500) Medicare POS Members, the Professional Out-of-Network Withhold percentage shall be equal to (i) PPG’s prior year’s professional Out-of-Network costs, divided by the total of PPG’s Capitation for Medicare POS Members (prior to the Professional Out-of-Network Withhold) rounded to the nearest multiple of five, plus *** or (ii) *** if there is no prior year experience or if PPG has 500 or less Medicare POS Members.  On or before December 15th of each year, HMO shall notify PPG of PPG’s Out-of-Network experience incurred between July 1 of the previous year and June 30 of the current year and the calculation noted above and such shall be PPG’s Professional Out-of-Network Withhold percentage for the following year.

Capitation shall be calculated on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month, or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend, or within two (2) days of CMS’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare POS Members for whom Capitation is being paid.  In the event of a Capitation overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

18.         Effective October 1, 2002, Addendum C, Section D, Subsection 2 Pharmacy Reconciliation For Medicare HMO Members shall be deleted and replaced with the following:

3.                                      Pharmacy Reconciliation For Medicare HMO Members  [This section does not apply to all group members including POS Members.]  For each Reconciliation Period HMO shall calculate pharmacy claims subject to the Program as outlined in the Operations Manual HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be *** In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be *** not to exceed ***.  HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The timing of these settlements shall correspond to the interim and final settlements of other shared risk programs.  Subject to Section 4.3 of this Agreement any Pharmacy Budget deficit shall be offset against any amounts payable by HMO or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.  In the event the Withhold Fund eliminates the Pharmacy Budget deficit, any amounts remaining in the Withhold Fund shall be paid to PPG within one hundred twenty (120) calendar days after the end of the Reconciliation Period.

19    Effective October 1, 2002 A New Addendum 1, Healthy Families Program is attached hereto and incorporated by reference

Except as amended all other provisions of the Agreement shall remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers duly authorized to be effective on the date and year first written above.

Professional Care Medical Group IPA	Health Net Inc., Affiliates

/s/ Rick Shinto	/s/ Jenni Vargas
Signature	Signature

Rick Shinto, MD	Jenni Vargas
Print Name

Medical Director	Network Management and Development Officer
Title

September 13, 2002	[ILLEGIBLE]
Date	Date

95-4378353
Federal Tax Identification Number

ADDENDUM 1

HEALTHY FAMILIES PROGRAM

PPG understands and agrees that the obligations of HNI set forth in this Addendum shall be the obligations of HEALTH NET of California. (HEALTH NET), an Affiliate of HNI, and not the obligations of HNI or any other Affiliate of HNI.

HEALTH NET entered into an agreement with the California Managed Risk Medical Insurance Board (“MRMIB”) to arrange for the provision of Covered Services to persons who are eligible under the California Children’s Health Insurance Program (aka and hereinafter “Healthy Families Program”) and enrolled in, or otherwise assigned to HEALTH NET, on a prepaid basis.  The Healthy Families Program is a government sponsored health care program administered by the State of California, funded in part by federal funds, and arranged by HMOs and their participating providers.

Notwithstanding any provision in the Agreement to the contrary, PPG understands and agrees that PPG shall arrange and provide health care services to Healthy Families Members in accordance with the benefits and program requirements of the Healthy Families Agreement.  PPG understands that Evidence of Coverage documents are subject to change and approval by MRMIB and PPG hereby agrees to arrange and provide health care services in accordance with such changes.

A.            GENERAL PROVISIONS

1.                                      Provision of Covered Services. PPG shall arrange Covered Services for assigned Members.  For the purposes of this Addendum, “Covered Services” means those health care services, supplies and items set that are specified as being covered under the Healthy Families Agreement.  PPG shall ensure that it and as Participating Providers arrange Covered Services for Members, in accordance with the following, each of which is hereby incorporated by reference as it set out in full herein.

1.1                                 The terms and conditions of this Addendum and the Agreement

1.2                                 The terms and conditions of HEALTH NET’s Healthy Families Agreement with MRMIB, and the applicable Evidence of Coverage.

1.3                                 HEALTH NET’s Healthy Families policies and procedures and provider bulletins.

1.4                                 Healthy Families Program regulations and statutes.

1.5                                 All laws applicable to PPG or HEALTH NET.

1.6                                 HEALTH NET’s Utilization Management Program and Quality Management Program.

1.7                                 Standards requiring services to be provided in the same manner, and with the same availability, as services are rendered to other patients.

1.8                                 No less than the minimum clinical quality of care and performance standards that are professionally recognized and or adopted, accepted or established by HEALTH NET.

1.9                                 The most recent recommendations of the American Academy of Pediatrics (AAP) with regard to Recommendations for Preventative Pediatric Health Care or other preventative care standards mandated by MRMIB.

2.              Reports and Information. PPG and as Participating Providers shall provide HEALTH NET, within the time requested by HEALTH NET with all such reports and information as HEALTH NET may require to allow [ILLEGIBLE] to meet the reporting requirements under the Healthy Families Agreement of any applicable law.  Such reporting obligations include, but are not limited to, monthly reporting to HEALTH NET of referrals of Members to the following programs.  California Children’s Services, referrals of Members with possible Serious Emotional Disturbance to the County Mental Health Department and alcohol and drug treatment referrals to Managed Health Network.

3.              Carve-out of California Children’s Services (CCS) Program services.  Health care services to treat CCS-eligible conditions are “carved out” of HEALTH NET’s coverage obligations under the Healthy Families Agreement.  However, PPG and its Participating Providers are required to identify and timely refer Members with possible CCS-eligible conditions to the County CCS Program.  Upon referral, the Participating Provider shall inform the Member’s parent or guardian.  The CCS Program requires eligible children to be treated at CCS-certified facilities by CCS-paneled providers.  The CCS Program may require transfer to CCS-certified facilities with CCS-paneled providers.  The CCS Program is financially responsible for payment of health care costs to treat a CCS-eligible condition.  The parties understand and agree that HEALTH NET is not financially responsible for payment of services related to CCS-eligible conditions.

4.              Referral of Members having possible mental health conditions to Managed Health Network.  PPG and its Participating Providers are required to identify and timely refer Members with possible mental health conditions (other than Serious Emotional Disturbance as set out in the following section) to HEALTH NET’s affiliate and subcontractor, Managed Health Network.  Managed Health Network is financially responsible for payment of treatment of covered mental health services.

5.              Services for Members with Serious Emotional Disturbance (SED). Health care services to treat SED are the responsibility of the County Mental Health Department.  However PPG and its Participating Providers are required to identify and timely refer Members with possible SLD to the County Mental Health Department.  Upon referral, the Participating Provider shall inform the Members parent or guardian.  The County Mental Health Department is responsible for the provision and payment of health care costs to treat SED.

6.              Cultural and Linguistic Services. PPG and its Participating Providers shall (1) not require or encourage Members to utilize family members or friends as interpreters, (2) record the language needs of Members in the medical records and (3) document Member request or refusal of interpreter services in the Members medical record.  PPG and its Participating Providers shall arrange interpreter services for Members either through telephone language services or face-to-face interpreters.  PPG and its Participating Providers are encouraged to directly make these interpretive services available, however, HEALTH NET’s Member Services Department is available to provide certain interpretive assistance to facilitate Member provider communications upon request.

7.              Initial Health Assessments. PPG and its Participating Providers shall offer an initial health assessment to their assigned members within 120 days of their enrollment in HEALTH NET’s Healthy Families Plan.

8.              Eligibility. Eligibility and commencement of enrollment under Healthy Families is determined by MRMIB Commencement of coverage can occur at any day of a month.

9.              Copayments. Copyaments are subject to a $250 annual limitation and PPG and its Participating Providers are encouraged to make extended payment arrangements available to Members experiencing an inability to pay a required copayment.

B.            REIMBURSEMENT PROVISIONS

1 PPG shall be compensated according to this Addendum 1 and this Addendum shall be applicable to only these Healthy Families listed on the Commerical HMO remittance summaries. HMO will modify this Addendum 1 to reflect a new rate structure for adults pending federal approval of expanding this program to parents.”

2.              Compensation for PPG Capitated Services.    As compensation for rendering PPG Capitated Services.   HEALTH NET shall pay PPG Capitation as set forth in this Addendum 1 for each Healthy Families Member to receive services from PPG during any particular month.   Capitation shall be payable on a per Member per month (PMPM) basis.  Capitation shall be computed on the basis of the most current information available and shall be paid by HEALTH NET by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.   Each Capitation payment shall be accompanied by a remittance summary.   The remittance summary identifies the total Capitation payable and those Healthy Families Members for whom Capitation is being paid.   In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HEALTH NET shall adjust subsequent Capitation to offset such error.

3.              Compensation to Other Providers of PPG Capitated Services.   PPG shall compensate all providers who render PPG Capitated Services to Healthy Families Members assigned to PPG.   In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits HEALTH NET may pay such claims at the lesser of HEALTH NET’s contract rate with such provider.   If any, PPG’s subcontract terms, or provider’s billed charges.   HEALTH NET shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

4.              Contracted Services.   PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum 1 and shall be compensated on a fee-for-service basis at one hundred percent of the Medi-Cal Fee Schedule.   PPG shall submit claims in accordance with the terms of this Agreement and State and federal law.

5.              Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.   Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary.   PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed twenty percent (20%) of PPG’s gross annual Capitation.   Any and all Withhold Fund amounts, if applicable, as set forth herein shall be applied to offset such total downside liability.

6.              Professional Capitation Rates.

6.1                               Capitation Rates.   PPG Capitation for Healthy Families Members shall be determined on a monthly basis by multiplying the number of members by the flat Capitation amount set forth in Addendum 1.

Healthy Families Capitation
$*** PMPM

7.              Professional Stop Loss.

PPG’s Professional Stop Loss threshold shall be $ *** per Healthy Families Member during the calendar year.   The cost to PPG for the Professional Stop Loss Program shall be $ *** PMPM, which shall be deducted from PPG’s Capitation.   PPG shall report potential stop loss claims and receive payment for such claims in accordance with procedures set forth in the Operations Manual.

8.              Shared Risk Program.   PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care.   Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

8.1                               Shared Risk Budget.   HEALTH NET shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum 1.1.   Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan and fluctuates.

Effective Date	HEALTH NET Shared Risk Budget
October 1, 2002 - September 30, 2003	$*** PMPM
October 1, 2003	$*** PMPM

8.2                               Shared Risk Administration.

Each Reconciliation Period.   HEALTH NET shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.   HEALTH NET shall perform both an interim and final settlement.   In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.   Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.   In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

8.3                               Shared Risk Budget Surplus.   In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.   Subject to Section 4.3 of the Agreement the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.   Any surplus remaining shall be paid to PPG by April 30 of the following year.

8.4                               Shared Risk Budget Deficit.   In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to *** of the annual gross PPG Capitation.   Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HEALTH NET.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

8.5                               Shared Risk Reinsurance.   PPG shall participate in the Shared Risk Reinsurance Program.   The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services *** of Shared Risk Budget  Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                 In-Area Shared Risk Services: 4.59% of Shared Risk Budget.   The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows *** of any amount over ***.

(c)                                  Transfer Reinsurance: $ *** PMPM shall be deducted from the Shared Risk Budget.   Ten percent (10%) of eligible charges shall be charged against the Shared Risk Budget.

9.                                      AIDS and Transfer Reinsurance Programs.   On a network wide basis, reinsurance programs shall be established by HEALTH NET to cover the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome C ("AIDS Members") and to cover the costs for Members who transfer from one participating physician group to another while undergoing acute treatment.

9.1       AIDS Reinsurance.   AIDS Reinsurance shall only be applicable for Healthy Families Adults age

21 and over.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HEALTH NET as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HEALTH NET under this Program.  PPG shall receive prior authorization from HEALTH NET for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HEALTH NET with timely notification of any urgent emergent admission of any AIDS Member who is receiving anti-viral home treatments or of any AIDS Member who is receiving total parenteral nutrition.  For purposes of this paragraph timely notification is within twenty-four (24) hours of an admission or the initial treatment.  In the event PPG fails to notify HEALTH NET as set forth in this paragraph.  AIDS related claims for such Members shall not be eligible for payment under this Program.

9.2                               Transfer Reinsurance.  Professional and institutional costs incurred by Members undergoing medical treatment who have transferred from another participating physician group to PPG, shall be the shared financial responsibility of HEALTH NET and PPG, as set forth in the Operations Manual.  The Transfer Reinsurance Program is not applicable to Members who have: 1) selected PPG through the open enrollment process: 2) changed a home or work address, or 3) been assigned to PPG due to a physician termination or physician affiliation change.  This Program shall be effective when the other participating physician group is located within PPG’s Service Area.

This Program shall cover eligible Members who accumulate more than *** in PPG Capitated Services or *** in Shared Risk Services. Such threshold shall be calculated using the most current Medicare allowable charges for PPG Capitated Services or actual amount paid for Shared Risk Services and shall be accumulated within one hundred eighty (180) days of the Member’s transfer to PPG.  On a first collar basis, this Program shall cover *** of the allowed Program charges.  PPG shall be responsible for the remaining *** of PPG Capitated Services.  *** of Shared Risk Claims shall be charged against the Shared Risk Budget PPG shall submit claims to HEALTH NET within ninety (90) calendar days of meeting the threshold.

This Program shall cover eligible Member changes until such Member’s next open enrollment date.  Members covered under the AIDS Reinsurance Program shall not qualify for coverage under this Program.  In the event a Member qualifies per coverage under both this Program and any another reinsurance program, the other reinsurance program shall be primary.  The transfer Reinsurance Program shall cover charges only up to the beginning of those other reinsurance programs.

Notwithstanding any other provision in this Agreement.  HEALTH NET reserves the right to discontinue this Program after any calendar year.  In the event HEALTH NET continues this Program HEALTH NET shall communicate the reinsurance premiums for any calendar year by December 15th of the prior year.

9.3                               AIDS and Transfer Reinsurance Premium.      The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation.

•	AIDS Reinsurance*	$*** PMPM Effective October 1, 2002 December 31, 2003
•	Transfer Reinsurance	$ *** PMPM Effective October 1, 2002 December 31, 2003

*  AIDS Reinsurance shall only be applicable for Healthy Families Adults, age 21 and over

10.                               Immunizations:

10.1                        Immunizations.            PPG assumes financial responsibility for immunization under the capitation rate set forth in this Addendum.  New authorizations approved by American Academy of Pediatries and the Advisory Committee on Immunizations Practices (ACIP) of the US Public Health Service, after the effective date of the Agreement shall be reimbursed at rates that are negotiated based on experimental data which shall be mutually agreed upon on Health Net and PPG.

ADDENDUM 1.1

AGE, SEX AND BENEFIT FACTORS

The age, sex and benefit plan factors shall be developed by HEALTH NET based upon actuarial assumptions consistent with existing actuarial assumptions and HEALTH NET’s utilization experience.  Such factors as updated approximately every three years to reflect changing demographic and utilization patterns, shall be forwarded to PPG and are incorporated into this Agreement by reference.

A.                                    Age, Sex and Benefit Plan Factors for PPG Capitation and Shared Risk Budgets:

A.1     Age, Sex Factors for PPG Capitation and Hospital Capitation Shared Risk Budgets

Sex	Age	Inst Factor
Child	0	5.228
	1	0.644
	2 4	0.406
	5 9	0.296
	10 14	0.338
	15 19	0.607

A.2     Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets.

Healthy Families
Plan	Inst Factor
9Y	0.9331
9YA	0.9079
MW	0.9076
MWA	0.9076

ADDENDUM 1.2

DIVISION OF RESPONSIBILITY

MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

HEALTHY FAMILIES PROGRAM

The following matrix outlines the division of financial responsibility between HEALTH NET PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification. CCS-eligible services are excluded form HEALTH NET Risk Services.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS - Drugs-Children 0-21 years	***	***	***
AIDS - Drugs-Adults 21 and older	***	***	***
AIDS - Facility Component-Children 0-21	***	***	***
AIDS - Facility Component-Adults and older	***	***	***
AIDS - Professional Component-Children 0-21	***	***	***
AIDS - Professional Component-Adults 21 and older	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Autologous/Homologous	***	***	***
• Blood Bank	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY Children 0-21 years	***	***	***
• Drugs including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
CHEMOTHERAPY Adults 21 years and older	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY (Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS - Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS - Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTABLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
• IVF & GIFT - Facility and Professional Component	***	***	***
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH Inpatient - Serious Emotional Disturbances (SED)-Children 0-21	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
MENTAL HEALTH - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Outpatient-Serious Emotional Disturbance(SED)-Children 0-21	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY Office	***	***	***
PATHOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient Laboratory , X-ray (within 72 hrs or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY Office	***	***	***
RADIOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES - Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc…	***	***	***
• Related to an Outpatient Office Visit: [ILLEGIBLE] Casts, Bandages, etc..	***	***	***
SUPPLIES DIABETIC	***	***	***
• [ILLEGIBLE] Strips, Needles, Syringes	***	***	***
• [ILLEGIBLE]	***	***	***

*** All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HEALTH NET RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
SURGERY Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY - Office	***	***	***
SURGERY - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)-Children 0-21	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANTS (Non-experimental)-Adults 21 and older	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANT EVALUATIONS-Children 0-21	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
TRANSPLANT EVALUATIONS-Adults 21 and older	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
URGENT CARE VISITS In-Area	***	***	***
URGENT CARE VISITS Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams	***	***	***
• Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** All references to the division of responsibility have been deleted.

ADDENDUM 1.3

DISCLOSURE FORM

(Required by California Welfare and Institutions Code Section 14452)

Professional Care Medical Group, IPA

The undersigned hereby certifies that the following information regarding

(the “Organization”) is true and correct as of the date set forth below:

Officers Directors General Partners

Co-Owner(s)

Stockholders owning more than ten percent of the stock of the Organization:

Major creditors holding more than five percent of Organization’s debt.

Form of Organization (Corporation, Partnership, Sole Proprietorship, Individual, etc.)

If not already disclosed above, is Organization either directly or indirectly related to or affiliated with the Contracting Health Plan

Please explain

Dated:	September 13, 2002	Signature:	/s/ Rick Shinto

		Name:	Rick Shinto, MD
(Please type or print)

		Title	Medical Director
(Please type or print)